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                                                                     EXHIBIT  10


                                 AMENDMENT NO.2,
                         DATED AS OF MAY 6, 1999, TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This Amendment No. 2 dated as of May 6, 1999 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company" or "Guarantor"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), PDM Industries, S.N.C., a French corporation ("PDM"), Schweitzer-Mauduit Spain, S.L., sociedad unipersonal, a Spanish corporation with a sole shareholder ("SMS", together with the Company, SMF and PDM, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrowers, the Guarantor, the Banks and the Agent are party to the Amended and Restated Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 dated as of January 29, 1999 (as amended, the "Credit Agreement").

         B. The Borrowers have requested that the Banks agree to amend the definition of "Restricted Payment".

     THEREFORE, the Borrowers, the Guarantor, the Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments. Upon the satisfaction of each of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

         (a) The definition of "Restricted Payment" in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

                  "Restricted Payment" means the making by the Company of any dividends or other distributions (in cash, property, or otherwise) with respect to its capital stock other than dividends payable in the Company's stock.

         (b)      Section 6.11. A new Section 6.11 is hereby added as follows:

         Section 6.11. Stock Purchases. The Company will not purchase, redeem or otherwise acquire any shares of its capital stock except that the Company may purchase (a) up to $20,000,000 of its capital stock in any fiscal year and (b) its capital stock in connection with its employee 401(k) retirement plan.



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         Section 3. Representations and Warranties. The Borrowers and the
Guarantor represent and warrant to the Agent and the Banks as of the date hereof:

         (a) Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

         (b) (i) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and the Guarantor and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers and the Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

         (c)      No Default or Event of Default has occurred and is continuing;
and

         (d)      No Potential Phaseout Event has occurred.

         Section 4. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided in Section 2 of this Amendment upon the occurrence of the following conditions precedent:

         (a) The Agent shall have received this Amendment duly and validly executed by the Borrowers, the Agent and the Majority Banks, in form and substance satisfactory to the Agent; and

         (b) The Company shall have paid to the Agent for the ratable benefit of the Banks an amendment fee in an amount equal to 0.125% of the U.S. Revolving Commitment, French Revolving Commitment and Term Advances.

         Section 5. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.



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         EXECUTED as of the 6th day of May, 1999.

                     BORROWERS:

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.



                     By: /s/ WAYNE H. DEITRICH
                         -------------------------------------------------------
                             Wayne H. Deitrich
                             Chairman and Chief Executive Officer



                     SCHWEITZER-MAUDUIT FRANCE S.A.R.L.



                     By: /s/ JEAN-PIERRE LE HETET
                         -------------------------------------------------------
                             Jean-Pierre Le Hetet
                             Gerant (Manager)



                     PDM INDUSTRIES S.N.C.



                     By: Papeteries de Mauduit S.A., as Manager



                     By: /s/ JEAN-PIERRE LE HETET
                         -----------------------------------------------
                             Jean-Pierre Le Hetet
                             Legal Representative



                     SCHWEITZER-MAUDUIT SPAIN, S.L.



                     By: /s/ RAYMOND NEDELLEC
                         -------------------------------------------------------
                             Raymond Nedellec
                             Board Delegate



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                     GUARANTOR:

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.



                     By: /s/ WAYNE H. DEITRICH
                         -------------------------------------------------------
                             Wayne H. Deitrich
                             Chairman and Chief Executive Officer



                     AGENT:

                     SOCIETE GENERALE



                     By: /s/ RICHARD M. LEWIS
                         -------------------------------------------------------
                             Richard M. Lewis
                             Director



                     BANKS:

                     SOCIETE GENERALE



                     By: /s/ RICHARD M. LEWIS
                         -------------------------------------------------------
                             Richard M. Lewis
                             Director



                     BANQUE NATIONALE DE PARIS



                     By: /s/ WARREN ROSS
                         -------------------------------------------------------
                             Warren Ross
                             Assistant Vice President



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                     CREDIT LYONNAIS



                     By: /s/ ROGER CHANTAL
                         -------------------------------------------------------
                             Roger Chantal
                             Gestion des Contrats Entreprises



                     NATEXIS BANQUE



                     By: /s/ Y. MAZETIER
                         -------------------------------------------------------
                             Y. Mazetier



                     By: /s/ MARC BRIERE
                         -------------------------------------------------------
                             Marc Briere



                     SUNTRUST BANK, ATLANTA



                     By: /s/ ASHLEIGH R. BAUCOM
                         -------------------------------------------------------
                             Ashleigh R. Baucom
                             Associate



                     WACHOVIA BANK, N.A.



                     By: /s/ TAMMIE FABBRINI
                         -------------------------------------------------------
                             Tammie Fabbrini
                             Vice President



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